Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2005, revised as shown in Exhibit 99.3 of this Current Report on Form 8-K, I, Peter A. Darbee, President and Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PETER A. DARBEE
Peter A. Darbee
President and Chief Executive Officer

October 28, 2005

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2005, revised as shown in Exhibit 99.3 of this Current Report on Form 8-K, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ CHRISTOPHER P. JOHNS
CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer And Treasurer

October 28, 2005

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2005, revised as shown in Exhibit 99.3 of this Current Report on Form 8-K, I, Gordon R. Smith, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ GORDON R. SMITH
GORDON R. SMITH
President and Chief Executive Officer

October 28, 2005

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2005, revised as shown in Exhibit 99.3 of this Current Report on Form 8-K, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ CHRISTOPHER P. JOHNS
CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer and Treasurer

October 28, 2005